UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2008

MATINEE MEDIA CORPORATION
(Exact name of registrant specified in charter)

Nevada	000-50004	33-0976892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Via Fortuna, Suite 675
Austin, Texas  78746
(Address of principal executive offices)  (Zip Code)

(512) 329-5843
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Matinee Media Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission filed on February 15, 2008 (the “Form 8-K”), for the purpose of providing updated financial information of Matinee Media Corporation, a Texas corporation (“Matinee”) for the year ended December 31, 2007.  In particular this Amendment No. 1 provides Matinee’s “Consolidated Financial Statements” for the year ended December 31, 2007 (filed as Exhibit 99.1 hereto), “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (filed as Exhibit 99.2 hereto), and “Unaudited Pro Forma Balance Sheet for Matinee and Filtering Associates” as of and for the year ended December 31, 2007 (filed as Exhibit 99.3 hereto).

Item 2.02. Results of Operations and Financial Condition

The Company provided disclosure in the Form 8-K that referenced the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Matinee Media” beginning on page 70 of the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-148277), dated January 14, 2008 (the “Registration Statement”).  With the updated Matinee Consolidated Financial Statements for the year ended December 31, 2007 filed with this report, the Company updates the prior disclosure with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that is filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits

The Company updates Matinee’s historical financial statements including results for the year ended December 31, 2007 by providing the “Consolidated Financial Statements” for the year ended December 31, 2007, and the “Unaudited Pro Forma Balance Sheet for Matinee and Filtering Associates” as of December 31, 2007, which are filed here as Exhibits 99.1 and 99.3, respectively.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Consolidated Financial Statements

99.2	Managements Discussion and Analysis of Financial Condition and Results of Operations

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet for Matinee and Filtering Associates as of December 31, 2007 and Notes to Pro Forma Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matinee Media Corporation

By:	/s/ Robert W. Walker
Name:	Robert W. Walker
Title:	President and Chief Executive Officer

Dated: April 11, 2008